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                                                                   EXHIBIT 10.33

                         PLAN OF DISTRIBUTION AGREEMENT

      THIS PLAN OF DISTRIBUTION AGREEMENT (this "Agreement") is made as of the 30th day of January, 2003 by and between ScanSoft, Inc., a Delaware corporation (the "Company"), on the one hand, and Koninklijke Philips Electronics, N.V., a limited liability company organized and existing under the laws of The Netherlands ("Seller"), on the other hand. The Company and the Seller are referred to collectively herein as the "Parties."

      WHEREAS, the Company and the Seller have entered into the Asset Purchase Agreement (the "Asset Purchase Agreement") dated as of October 7, 2002, whereby the Seller will receive a promissory note (the "Note") convertible into shares (the "Shares") of Company common stock, $0.001 par value (the "Common Stock"); and

      WHEREAS, the Company and the Seller desire to provide for the rights of the Seller with respect to the disposition of the Shares according to the terms of this Agreement.

      NOW THEREFORE, THE PARTIES HEREBY AGREE AS FOLLOWS:

      1. Disposition Alternatives.

            1.1 Holding Period. Until the one year anniversary of the Closing Date, as defined below (the "Holding Period"), Seller will not offer, sell, contract to sell, pledge, lend or otherwise dispose of, directly or indirectly, any Shares of the Common Stock it shall have received upon conversion of the Note, enter into a transaction which would have the same effect, or enter into any swap, collar, hedge or other arrangement that transfers, in whole or in part, any of the economic consequences of ownership of the Shares, whether any such aforementioned transaction is to be settled by delivery of the Shares or such other securities, in cash or otherwise, or publicly disclose the intention to make any such offer, sale, pledge or disposition, or to enter into any such transaction, swap, hedge or other arrangement.

            1.2 Notice of Desire to Liquidate. Not earlier than 45 days prior to the expiration of the Holding Period, Seller will notify the Company in writing (the "Sale Notice") in the event it desires to sell or otherwise transfer any of the Shares. Within fifteen (15) days after delivery of the Sale Notice, Seller and the Company shall begin discussing in good faith, with consultation from the Company's investment bankers, a mutually agreeable plan of liquidation for the Shares proposed to be sold by Seller. Factors to be considered in determining such plan shall include, but not be limited to, the method most likely to optimize the disposition value of the Shares, the maintenance of an orderly public market in the Common Stock and the rights of other stockholders of the Company. If the Company and Seller shall determine to (a) register for sale to the public the Shares with the Commission, then the provisions of Section 2 shall apply to such registration (the "Public Offering Alternative"), (b) dispose of the Shares pursuant to a private placement transaction, then the provisions of Section 3 shall apply to such private placement (the "Private Placement Alternative"), or (c) dispose of the Shares pursuant to any other method (the "Other Disposition Method"), then the Shares shall be sold in accordance with such method as mutually determined. If, after the one-year
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anniversary of the Closing Date, Seller and the Company cannot or do not agree on a plan of liquidation for the Shares as contemplated above, the provisions of
Section 4 shall apply (the "Programmed Sale Method"); provided that the provisions of Section 2.2 shall nonetheless be available to Seller for the disposition of the Shares.

            1.3 Definitions.

                  (a) The term "Closing Date" has the meaning ascribed to such term in the Asset Purchase Agreement.

                  (b) The term "Commission" means the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

                  (c) The term "Exchange Act" means the Securities Exchange Act of 1934, as amended, or any similar successor federal statute and the rules and regulations thereunder, all as the same shall be in effect from time to time.

                  (d) The terms "register," "registered" and "registration" refer to a registration effected by preparing and filing a registration statement or similar document in compliance with the Securities Act, and the declaration or ordering of effectiveness of such registration statement or document by the Commission.

                  (e) The term "Registrable Securities" means the Shares issuable upon conversion of the Note; provided, that any Shares that have been sold to the public pursuant to a registered public offering or Rule 144 under the Securities Act shall cease to be Registrable Securities.

                  (f) The term "Securities Act" means the Securities Act of 1933, as amended, or any similar successor federal statute and the rules and regulations thereunder, all as the same shall be in effect from time to time.

      2. Registration.

            2.1 Public Offering Alternative; Demand Registration.

                  (a) If the Public Offering Alternative is chosen (or, after the second anniversary of the Closing Date, upon the written request of Seller), the Company shall use all commercially reasonable efforts to effect as soon as practicable the registration under the Securities Act of the Registrable Securities agreed (or after the second anniversary of the Closing Date, requested) to be disposed pursuant to such registration; provided, that the Company shall not be obligated to effect more than one (1) registration pursuant to this Section 2.1. The Registrable Securities shall be disposed under this
Section 2.1 by means of an underwriting, and the underwriter or underwriters shall be selected by the Company and shall be reasonably acceptable to the Seller. Seller shall accept the terms of the underwriting as agreed upon between the Company and the underwriters selected by it. The Company may include in such underwritten offering securities for its own account or for the account of any other stockholder of the Company; provided that such

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inclusion is not reasonably likely to adversely affect the price or quantity of the Registrable Securities to be included in such offering.

                  (b) If the Company is qualified to use Form S-3 (or any comparable successor form or forms) at the time any registration statement is to be filed pursuant to this Section 2.1, such registration statement shall be filed on Form S-3. If the Company is not qualified to use Form S-3 at the time any registration statement is to be filed pursuant to this Section 2.1, such registration statement shall be filed on Form S-1 (or any comparable successor form or forms).

                  (c) Notwithstanding the foregoing, in the event that after the second anniversary of the Closing Date Seller shall have requested registration as provided above, if the Company shall furnish to the Seller a certificate signed by the President of the Company stating that in the good faith judgment of the Board of Directors of the Company it would be seriously detrimental to the Company for such registration statement to be filed and it is therefore essential to defer the filing of such registration statement, the Company shall have the right to defer such filing for a period of not more than 60 days after receipt of the request of the Seller (or, if the Company is engaged or has fixed plans to engage in a registered public offering as to which the Holders may include Registrable Securities pursuant to Section 2.2, not more than 180 days after the effective date of such offering); provided, however that the Company may not utilize this right more than once in any 12-month period.

            2.2 Company Registration.

                  (a) If (but without any obligation to do so) the Company proposes to register (including for this purpose a registration effected by the Company for stockholders other than Seller) any of its stock or other securities under the Securities Act in connection with the public offering of such securities solely for cash (other than a registration relating solely to the sale of securities to participants in a Company stock plan, or a registration on any form which does not include substantially the same information as would be required to be included in a registration statement covering the sale of the Registrable Securities), the Company shall, at such time, promptly give Seller written notice of such registration. Upon the written request of Seller given within 20 days after the mailing of such notice by the Company, the Company shall, subject to the provisions of subsection 2.2(b), cause to be registered under the Securities Act all of the Registrable Securities that Seller has requested to be registered.

                  (b) In connection with any offering involving an underwriting of shares being issued by the Company, the Company shall not be required under this Section 2.2 to include any of the Seller's securities in such underwriting unless Seller accepts the terms of the underwriting as agreed upon between the Company and the underwriters selected by it (or by other persons entitled to select the underwriters), and then only in such quantity as will not, in the opinion of the underwriters, jeopardize the success of the offering by the Company. If the total amount of securities, including Registrable Securities, requested by stockholders to be included in such offering exceeds the amount of securities that the underwriters reasonably believe compatible with the success of the offering, then the Company will include in such registration (i) first, if the registration pursuant to this Section 2.2 was initiated by other stockholders exercising demand registration rights ("Other Holders"), 100% of the securities such Other Holders propose to sell (except to the extent

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the terms of such Other Holders' registration rights provide otherwise); (ii)
second, 100% of the securities of the Company proposes to sell for its own account; (iii) third, to the extent that the number of securities which such Other Holders exercising demand registration rights and the Company propose to sell is less than the number of securities which the Company has been advised can be sold in such offering without having the adverse effect referred to above, such number of Registrable Securities which Seller and any other stockholder of the Company pursuant to contractual rights similar to those set forth in this Section 2.2 have requested to be included in such registration, pro rata based on the number of shares requested to be included in such registration by Seller and each such stockholder; and (iv) fourth, to the extent that the number of securities which are to be included in such registration pursuant to clauses (i), (ii) and (iii) is, in the aggregate, less than the number of securities which the Company has been advised can be sold in such offering without having the adverse effect referred to above, such number of other securities requested to be included in the offering for the account of any other stockholders which, in the opinion of such managing underwriter(s), can be sold without having the adverse effect referred to above.

            2.3 Subordination. Notwithstanding anything set forth in Section 2.1 and 2.2, (i) the Holding Period shall remain in full force and effect with respect to all Shares, and (ii) the registration provisions conferred herein are subordinate in all respects to the registration rights conveyed to Xerox Corporation in that certain Registration Rights Agreement by and among Visioneer, Inc. and Xerox Corporation dated March 2, 1999, except to the extent the Seller is an Other Holder is defined in that certain Registration Rights Agreement by and among Visioneer, Inc. and Xerox Corporation dated March 2, 1999.

            2.4 Obligations of the Company. Whenever required under this Section 2 to effect a registration, the Company shall, as expeditiously as reasonably possible:

                  (a) Prepare and file with the Commission a registration statement with respect to such Registrable Securities and use all reasonable efforts to cause such registration statement to become effective, and, upon the request of the Seller, keep such registration statement effective ("Effectiveness Period") until the earliest of (i) the date that is three (3) months after the date such registration statement became effective; (ii) the date on which the distribution contemplated by the registration statement has been completed. In the event that, from time to time, in the judgment of the Company, it is advisable to delay or suspend use of the prospectus relating to such registration statement for a discrete period of time (a "Deferral Period") due to pending material corporate developments or similar material events that have not yet been publicly disclosed and as to which the Company believes public disclosure will be prejudicial to the Company, the Company shall deliver a certified resolution of the Board of Directors of the Company, signed by a duly authorized officer of the Company, to the Seller, to the effect of the foregoing and, upon receipt of such certificate, the Seller agrees not to dispose of its Registrable Securities covered by such registration or prospectus; provided, however, that any such Deferral Period shall be no longer than 45 days. The Effectiveness Period shall be extended for a period of time equal to all such Deferral Periods.

                  (b) Prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection with such

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registration statement as may be necessary to comply with the provisions of the
Securities Act with respect to the disposition of all securities covered by such registration statement.

                  (c) Furnish to the Seller such numbers of copies of a prospectus, including a preliminary prospectus, and any amendment or supplement thereto and a reasonable number of copies of the then-effective registration statement and any post-effective amendment thereto, all in conformity with the requirements of the Securities Act, and such other documents as it may reasonably request in order to facilitate the disposition of such Registrable Securities.

                  (d) Use all reasonable commercial efforts to register and qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by the Seller; provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions.

                  (e) Enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter of the offering. Seller shall also enter into and perform its obligations under such an agreement.

                  (f) Notify Seller, during any time when a prospectus is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and at the request of Seller prepare and furnish to Seller a reasonable number of copies of a supplement or an amendment to such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.

                  (g) Furnish, at the request of Seller, on the date that such Registrable Securities are delivered to the underwriters for sale in connection with a registration pursuant to this Section 1, (i) an opinion, dated such date, of the counsel representing the Company for the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering, addressed to the underwriters and to Seller, and (ii) a letter dated such date, from the independent certified public accountants of the Company, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to the underwriters.

                  (h) Cause all Registrable Securities covered by the registration statement to be listed on each securities exchange or automated quotation system on which shares of Common Stock are then listed.

                  (i) Permit a single firm of counsel designated by Seller, at Seller's expense, to review the registration statement and all amendments and supplements thereto a

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reasonable period of time prior to their filing with the Commission and state authorities, and shall not file any document in a form to which such counsel reasonably objects.

                  (j) Cause the Company's officers to participate in a "roadshow", and cause the Company's officers, directors and independent certified public accountants to otherwise supply all information reasonably requested by Seller in connection with such registration; provided, however, that the representatives, attorneys or accountants of Seller enter into a confidentiality agreement, in form and substance reasonably satisfactory to the Company, prior to the release or disclosure of any such information obtained by the Company.

            2.5 Obligations of the Holders.

                  (a) It shall be a condition precedent to the obligations of the Company to take any action pursuant to Section 2.1 or Section 2.2 that the Seller shall furnish to the Company such information regarding itself, the Registrable Securities held by it, and the intended method of disposition of such securities as shall be required to effect the registration of the Registrable Securities.

                  (b) Upon the receipt by Seller of any notice from the Company of (i) the existence of any fact or the happening of any event as a result of which the prospectus included in a registration statement filed pursuant to the terms hereof, as such registration statement is then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, (ii) the issuance by the Commission of any stop order or injunction suspending or enjoining the use or the effectiveness of such registration statement or the initiation of any proceedings for that purpose, or the taking of any similar action by the securities regulators of any state or other jurisdiction, or (iii) the request by the Commission or any other federal or state governmental agency for amendments or supplements to such registration statement or related prospectus or for additional information related thereto, Seller shall forthwith discontinue disposition of its Registrable Securities covered by such registration or prospectus (other than in transactions exempt from the registration requirements under the Securities Act) until Seller's receipt of the supplemented or amended prospectus or until Seller is advised in writing by the Company that the use of the applicable prospectus may be resumed. In such a case, the Effectiveness Period shall be extended by the number of days from and including the date of the giving of such notice to and including the date when Seller shall have received a copy of the supplemented or amended prospectus or when Seller is advised in writing by the Company that the use of the applicable prospectus may be resumed. The Company shall use all reasonable commercial efforts to limit the duration of any discontinuance of disposition of Registrable Securities pursuant to this section.

            2.6 Expenses.

                  (a) The Company shall bear and pay all expenses incurred in connection with any registration, filing or qualification of Registrable Securities with respect to a registration under this Section 2, including (without limitation) all registration, filing and qualification fees, printers' and accounting fees relating or apportionable thereto, fees and disbursements of counsel for the Company, blue sky fees and expenses, including fees and disbursements of counsel related to all

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blue sky matters, fees and expenses of listing any Registrable Securities on any securities exchange or automated quotation system on which shares of Common
Stock are then listed, the expenses of providing materials pursuant to Section
2.4 hereof, but excluding stock transfer taxes that may be payable by Seller, fees and expenses of counsel for Seller, and all underwriting discounts and commissions relating to Registrable Securities covered by such registration, which shall be borne by Seller.

                  (b) Notwithstanding subsection 2.6(a), the Company shall not be required to pay for any expenses of any registration proceeding begun pursuant to Section 2.1 if the registration request is subsequently withdrawn at the request of Seller; provided, however, that if such withdrawal occurs prior to the date the registration statement shall have become effective and as of the time of such withdrawal, Seller has learned of a material adverse change in the business, properties, results of operations or financial condition of the Company from that known to Seller at the time of the agreement contemplated by
Section 1 (or, if requested after the second anniversary of the Closing Date, at the time of such request), and has withdrawn the request with reasonable promptness following disclosure by the Company of such material adverse change, then the Seller shall not be required to pay any of such expenses.

            2.7 Indemnification. In the event any Registrable Securities are included in a registration statement under this Section 2:

                  (a) To the extent permitted by law, the Company will indemnify and hold harmless Seller, the officers and directors of Seller, any underwriter (as defined in the Securities Act) for Seller and each person, if any, who controls Seller or underwriter within the meaning of the Securities Act or the Exchange Act, against any losses, claims, damages or liabilities (joint or several) to which they may become subject under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively, a "Violation"): (i) any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or (iii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any state securities law or any rule or regulation promulgated under the Securities Act, the Exchange Act or any state securities law; and the Company will reimburse Seller, officer or director, underwriter or controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the indemnity agreement contained in this subsection 2.7(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable in any such case for any such loss, claim, damage, liability or action to the extent that it arises out of or is based upon a Violation that occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by Seller, officer, director, underwriter or controlling person.

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                  (b) To the extent permitted by law, Seller will indemnify and hold harmless the Company, each of its directors, each of its officers who have signed the registration statement, each person, if any, who controls the Company within the meaning of the Securities Act, and any underwriter, and each person, if any, who controls the underwriter, against any losses, claims, damages or liabilities (joint or several) to which the Company or any such director, officer, controlling person, or underwriter may become subject, under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by Seller expressly for use in connection with such registration; and Seller will reimburse any legal or other expenses reasonably incurred by the Company or any such director, officer, controlling person, or underwriter in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this subsection 2.7(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of Seller, which consent shall not be unreasonably withheld; provided, that, in no event shall any indemnity under this subsection 2.7(b) exceed the net proceeds from the sale of the Registrable Securities received by Seller.

                  (c) Promptly after receipt by an indemnified party under this
Section 2.7 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 2.7, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party (together with all other indemnified parties which may be represented without conflict by one counsel) shall have the right to retain one separate counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section
2.7 to the extent the indemnifying party was actually damaged or suffered any loss or incurred any additional expense as a result thereof, but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this
Section 2.7. An indemnifying party shall not, without the prior written consent of the indemnified parties, settle, compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification may be sought hereunder by such indemnified parties (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes a release of such indemnified party reasonably acceptable to such indemnified party from all liability arising out of such claim, action, suit or proceeding.

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                  (d) If the indemnification provided for in this Section 2.7 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, liability, claim, damage, or expense referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such loss, liability, claim, damage, or expense in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the statements or omissions that resulted in such loss, liability, claim, damage, or expense as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission.

                  (e) Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in the underwriting agreement entered into in connection with the underwritten public offering are in conflict with the foregoing provisions, the provisions in the underwriting agreement shall control.

                  (f) The obligations of the Company and Seller under this
Section 2.7 shall survive the completion of any offering of Registrable Securities in a registration statement under this Section 2, and otherwise.

      3. Private Placement Alternative. If the Private Placement Alternative shall apply, Seller shall work together with its investment bankers to identify reputable institutional or other appropriate investors (the "Investors") to purchase the desired number of Shares pursuant to a private placement transaction without registration under the Securities Act. The Company shall cause its officers to be available to meet with or make presentations to any potential Investors significantly interested in purchasing the Shares. Upon transfer of the Shares to the Investors, the Company agrees to promptly register for resale such shares transferred under the Securities Act. The Company shall bear and pay all expenses it incurs in connection with the Private Placement Alternative, including counsel to the Company, but excluding stock transfer taxes that may be payable by Seller, any placement or similar fees of any investment bankers in the Private Placement Alternative, and fees and expenses of counsel to Seller, all of which shall be borne by Seller.

      4. Programmed Sale Method.

            4.1 Limit on Dispositions. Notwithstanding anything to the contrary in Section 1.1, if the Programmed Sale Method shall apply, the Holding Period contained in Section 1.1 shall remain in full force and effect with respect to all of the Shares; provided that if the Company and Seller do not agree on the Public Offering Alternative, Private Placement Alternative or Other Disposition Method, Seller may sell in the aggregate per fiscal quarter not greater than 25% of the number of Shares into which the Note was initially convertible (subject to adjustment for recapitalizations, stock splits and the like) (the "25% Cap"). If a number of Shares less than the 25% Cap are sold in any fiscal quarter, the amount of such shortfall shall not be carried forward to subsequent fiscal quarters. The 25% Cap shall cease to apply after the second anniversary of the

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Closing Date. In the event that Rule 144 or other exemption from registration would not lawfully permit the sale by Seller in the public market of the Shares in the amount contemplated above, the Company shall take reasonable actions, including the registration of the Shares, to permit Seller to do so. In other words, if the Shares are required to be registered in order for Seller to implement the disposition plan described in this Section 4.1, the Company will take reasonable actions to so register the Shares.

            4.2 Reports Under the Exchange Act. In connection with the Programmed Sale Method, and with a view to making available to Seller the benefits of Rule 144 under the Securities Act (or any other rule or regulation of the Commission that may at any time permit Seller to sell Shares to the public without registration), the Company agrees to:

                  (a) make and keep public information available, as those terms are understood and defined in Rule 144, at all times after the date hereof;

                  (b) file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and

                  (c) furnish to Seller, so long as Seller owns any Shares and this Programmed Sale Method applies, upon request (i) a written statement by the Company that it has complied with the reporting requirements of Rule 144, the Securities Act and the Exchange Act, (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company and (iii) such other information as may be reasonably requested in availing Seller of any rule or regulation of the Commission which permits the selling of any such securities without registration.

      5. Miscellaneous.

            5.1 Successors and Assigns. Except as otherwise provided herein, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and permitted assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and permitted assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

            5.2 Notices. Unless otherwise provided, any notice, request, demand or other communication required or permitted under this Agreement shall be given in writing and shall be deemed effectively given upon personal delivery to the party to be notified, or when sent by telecopier (with receipt confirmed and promptly confirmed by personal delivery, U.S. first class mail, or courier), or overnight courier service, or upon deposit with the United States Post Office, by registered or certified mail, postage prepaid and addressed as follows (or at such other address as a party may designate by notice to the other):

         If to the Company:      ScanSoft, Inc.
                                 9 Centennial Drive
                                 Peabody, MA  01962

                                 U.S.A.
                                 Attention: Chief Financial Officer
                                 Telephone:  (978) 977-2000
                                 Facsimile:  (978) 977-2436

         With a copy to:         Wilson Sonsini Goodrich & Rosati, P.C.
                                 7927 Jones Branch Drive, Suite 400 McLean,
                                 VA 22102 U.S.A.
                                 Attention: Robert D. Sanchez, Esq.
                                 Telephone:  (703) 734-3100
                                 Facsimile:  (703) 734-3199

                                 Wilson Sonsini Goodrich & Rosati, P.C.
                                 12 East 49th Street, 30th Floor New York, NY
                                 10017 U.S.A.
                                 Attention:  Adam M. Dinow, Esq.
                                 Telephone:  (212) 999-5800
                                 Facsimile:  (212) 999-5899

         If to the Seller:       Koninklijke Philips Electronics, N.V.
                                 Breitner Center Amstelplein 2
                                 P.O. Box 77900
                                 1070 MX Amsterdam
                                 The Netherlands
                                 Attention:  General Secretary
                                 Telephone:  +31 20 597 7232
                                 Facsimile:  +31 20 597 7230

         With a copy to:         Sullivan & Cromwell
                                 125 Broad Street
                                 New York, NY  10004
                                 U.S.A.
                                 Attention:  Neil Anderson
                                 Telephone:  (212) 558-3653
                                 Facsimile:  (212) 558-3588

            5.3 Severability. If one or more provisions of this Agreement are held to be unenforceable, invalid or void by a court of competent jurisdiction, such provision shall be excluded from this Agreement and the balance of this Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

            5.4 Entire Agreement; Amendments.

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
                  (a) This Agreement contains the entire understanding of the parties with respect to the matters covered herein and supersedes all prior agreements and understandings, written or oral, between the parties relating to the subject matter hereof.

                  (b) Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and Seller. No waiver of any default with respect to any provision, condition or requirement hereof shall be deemed to be a continuing waiver in the future thereof or a waiver of any other provision, condition or requirement hereof; nor shall any delay or omission of either party to exercise any right hereunder in any manner impair the exercise of any such right accruing to it thereafter.

            5.5 Termination. This Agreement shall terminate once Seller has disposed of all the Shares. Furthermore, the Company shall have no further obligation to take any further action with respect to the sale of the Shares at such time as it shall have satisfied its obligations under the Public Offering Alternative or Private Placement Alternative, provided that Seller had an opportunity to sell all the Shares in such Public Offering Alternative or Private Placement Alternative.

            5.6 Governing Law. This Agreement shall be governed by and construed under the laws of the State of Delaware (irrespective of its choice of law principles).

            5.7 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

            5.8 Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement. Any reference in this Agreement to a statutory provision or rule or regulation promulgated thereunder shall be deemed to include any similar successor statutory provision or rule or regulation promulgated thereunder.

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
      IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

ScanSoft, Inc.


By:/s/ Michael K. Tivnan
   ________________________________
Name:  Michael K. Tivnan
Title: President & COO


Koninklijke Philips Electronics, N.V.


By: /s/ E. Coutinho
    ________________________________
Name:  E. Coutinho
Title: Authorized Signatory


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